Exhibit 15.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this annual report on Form 20-F of our report dated May 22, 2015 relating to the consolidated statements of financial position of Royal Standards Minerals Inc. as of January 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive (loss) income, changes in shareholders' deficiency and cash flows for the years then ended, and a summary of significant accounting policies and other explanatory information and (ii) our report dated May 4, 2014 relating to the consolidated statements of financial position of Royal Standards Minerals Inc. as of January 31, 2014, and the related consolidated statements of operations, comprehensive income, changes in shareholders' deficiency and cash flows for the years then ended, and a summary of significant accounting policies and other explanatory information.

Signed:

Mississauga, Ontario

April 29, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this annual report on Form 20-F of our Independent Auditors’ Report dated May 5, 2014 relating to the consolidated statement of financial position of Royal Standards Minerals Inc. as of January 31, 2014, and the related consolidated statements of operations and comprehensive income, changes in shareholders' deficiency and cash flows for the year then ended, and a summary of significant accounting policies and other explanatory information.

Signed:

Mississauga, Ontario

April 29, 2016

Consent of Independent Auditor

The Board of Directors
Royal Standard Minerals Inc.

We consent to the inclusion in this annual report on Form 20-F of our Independent Auditors’ Report dated May 24, 2013 on the consolidated statements of financial position of Royal Standard Minerals Inc. as at January 31, 2013 and 2012, and the consolidated statements of operations, comprehensive loss, changes in shareholders’ equity and cash flows for the years then ended, and a summary of significant accounting policies and other explanatory information.

/s/ MSCM LLP

Chartered Accountants
Licensed Public Accountants

Toronto, Ontario
April 29, 2016